EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Mark D. Millett, certify that:

1.                    I have reviewed this annual report on Form 10-K/A Amendment No. 1 of Steel Dynamics, Inc.;

2.                    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 10, 2015

/s/MARK D. MILLETT
Mark D. Millett
Chief Executive Officer
(Principal Executive Officer)